EXHIBIT 99.2

AlliedSignal                                                      Honeywell



                           MERGER OVERVIEW

                --------------------------------------

                           Larry A. Bossidy
                                  &
                        Michael R. Bonsignore

         CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     Information communicated during this presentation with respect to the financial outlook for 1999 and targets through the year 2002 is forward-looking and subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

     The following is a summary of certain factors, the results of which, if markedly different than our planning assumptions, could cause future results to differ materially from those expressed in the forward-looking statements:

foreign currency translation of sales denominated in other currencies which may fluctuate adversely based on local currency valuations;

economic conditions and customer demand in regions throughout the world in which we do business;

          * risks pertaining to performance and contracts, including dependence on the performance of third parties;

          * various competitive pressures, such as new technologies, industry consolidation and deregulation of certain industries;

          * the ability of material suppliers or key customers to reduce or eliminate risks to their business operations arising from the year 2000 issue;

          * availability of intellectual property rights for newly developed products; and

          *    significant acquisitions or divestitures.

     Please refer to the companies' reports on Forms 10-Q and 10-K that are filed with the Securities and Exchange Commission for a more detailed discussion of these and other factors that could impact future results.

                            TRANSACTION SUMMARY

Expected Closing Date:        Fourth Quarter, 1999
Transaction Form:             Merger
Corporate Structure:          HON will become a wholly-owned
                              subsidiary of ALD
Name:                         Honeywell
Exchange Ratio:               1.875 shares of ALD to 1 HON share
Resulting Ownership:          70:30 -- ALD:HON
Financial Structure:          Pooling of Interests; tax free reorganization
Board of Directors:           Comprised of 15 members, 6 chosen by HON
Senior Management:            Michael Bonsignore will be CEO.
                              Larry Bossidy will remain Chairman until
                              retirement in April 1, 2000.
Headquarters Location:        Morristown, NJ

                           STRATEGIC COMBINATION

                    STRATEGIC RATIONALE FOR THE MERGER

*    Increased scale and business diversity drive consistent earnings
*    Accelerated earnings growth
*    Significant sales & cost synergies in aerospace business
* Combination of ALD's strong business portfolio and operating discipline including 6 with HON's global brand, technology and systems & services
*    Greater capability for acquisitions
*    Strong strategic leadership for the future

                  CREATING A GLOBAL TECHNOLOGY POWERHOUSE

                                 HONEYWELL

             [picture]                            BUSINESSES
                                                  -----------
                                        *    Home and Building Controls
                                        *    Industrial Controls
                                        *    Space and Aviation Controls

          1998 STATISTICS                         STRENGTHS
          ---------------                         ---------
     Sales               $8.4 B         *    Leader In Controls
     Operating Margin    11.3%          *    Brand Strength & Recognition
     EPS                 $4.48          *    Global and Diverse Markets
                                        *    Strong Technical Capabilities
                                        *    Operational Excellence

               GLOBAL LEADER IN COMFORT AND CONTROL PRODUCTS

                                ALLIEDSIGNAL

             [picture]                            BUSINESSES
                                                  -----------
                                        *    Aerospace Systems
                                        *    Turbine Technologies
                                        *    Specialty Chemicals &
                                             Electronic Solutions
                                        *    Performance Polymers
                                        *    Transportation Products

          1998 STATISTICS                         STRENGTHS
          ---------------                         ---------
     Sales               $15.1 B        *    Consistent Earnings Growth
     Operating Margin    13.0%          *    Cost Productivity
     EPS                 $2.32          *    Six Sigma
                                        *    Driven Culture
                                        *    Well Positioned Businesses

                 STRONG BUSINESSES WITH STRONG LEADERSHIP

                          MARKET VALUE OF EQUITY

                     [Bar graph showing market value]

($ in Billions)
$343   $74     $46    $40   $33   $30   $29   $23   $19   $13   $11   $9
 GE    TYC   ALD/HON  SIE   ALD   UTX   EMR   RTN   ISYS  HON   ROK   SCD

Market Values as of June 4, 1999

                 CREATES A LEADING GLOBAL INDUSTRIAL FORCE

                       LAST TWELVE MONTHS' REVENUES

             {Bar graph showing last twelve months' revenues]

($ in Billions)
SIE    GE   UTX   ALD/HON   TYC   ISYS   RTN   ALD   SCD   HON   ROK
---   ---   ---   -------   ---   ----   ---   ---   ---   ---   ---
$68   $57   $26     $24     $21   $20    $20   $15    $9    $9    $7

SE excludes GE Capital
TYC includes AMP and US. Surgical

                    ...WITH A SUBSTANTIAL REVENUE BASE

                     CREATING A BROADER-BASED COMPANY
                         COMBINED 1999 SALES $25B

                   [Pie graph showing sales by industry]

Home and Building Controls         15%
Aerospace                          30%
Specialty Chem & EM                10%
Polymers                            8%
Transportation                     10%
Turbine                            16%
Industrial Controls                11%

        INCREASED DIVERSIFICATION, REDUCED RELIANCE ON ANY INDUSTRY

                            FINANCIAL HISTORY --

                          A RECORD OF PERFORMANCE

                   HISTORICAL PERFORMANCE - SALES GROWTH

                     [Bar graph showing sales growth]

AlliedSignal
  94        95        96        97        98
------    ------    ------    ------    ------
$10.4B    $11.5B    $12.5B    $13.7B
$12.8B    $14.3B    $14.0B    $14.5B    $15.1B

CAGR = 10%*


Honeywell
  94        95        96        97        98
------    ------    ------    ------    ------
$6.1B     $6.7B     $7.3B     $8.0B     $8.4B

CAGR = 9%

* adj. for Brakes and Safety

                          CONSISTENT HIGH GROWTH

                HISTORICAL PERFORMANCE -- OPERATING MARGINS

                   [Bar graph showing operating margins]

AlliedSignal
  94        95        96        97        98
------    ------    ------    ------    ------
 9.0%      9.1%      10.7%     11.4%     13.0%

Honeywell
  94        95        96        97        98
------    ------    ------    ------    ------
                                        10.8%*
 8.0%      8.3%      9.2%      9.9%     11.3%

* adj. for Acct. Change

                 DELIVERING CONTINUOUS MARGIN IMPROVEMENT

               HISTORICAL PERFORMANCE -- EARNINGS PER SHARE

                   [Bar graph showing earnings per share]

AlliedSignal
  94        95        96        97        98
------    ------    ------    ------    ------
$1.32     $1.52     $1.74     $2.01     $2.32

CAGR = 15%


Honeywell
  94        95        96        97        98
------    ------    ------    ------    ------
                                        $4.25*
$2.15     $2.58     $3.11     $3.65     $4.48

* adj. For Acct. Change

CAGR = 20%

                 HISTORICAL PERFORMANCE -- FREE CASH FLOW

                    [Bar graphs showing free cash flow]

AlliedSignal
 94       95       96       97       98
$302     $322     $313     $401     $554

CAGR = 16%


Honeywell

 94       95       96       97       98
$121     $219     $154     $289     $351

CAGR = 31%

                  CASH FLOW GROWING FASTER THAN EARNINGS

                HISTORICAL PERFORMANCE -- RETURN ON EQUITY

                   [Bar graphs showing return on equity]

AlliedSignal

 94        95        96        97        98
28.9%     26.7%     26.3%     27.4%     27.8%


Honeywell

 94        95        96        97        98
15.6%     17.1%     19.7%     20.8%     22.8%

                        TOP TIER RETURNS ON EQUITY

FINANCIAL HIGHLIGHTS

(1998 Actuals; $ Billions)    AlliedSignal   Honeywell   Total

Sales                             $15.1        $8.4      $23.5
Operating Profit                   1.96        0.95       2.91
Operating Margin                  13.0%       11.3%      12.4%
Net Income                         1.33        0.57       1.90
Free Cash Flow                    $554M       $351M      $905M
Net Debt/Capital                  26.2%*      29.5%      27.4%

* adj. For AMP

                          STRONG BALANCE SHEET...
                    SIGNIFICANT OPPORTUNITY FOR GROWTH

                         GEOGRAPHIC STRENGTH

               [Pie graph showing Geographic Strength]

AlliedSignal           Honeywell           Combined
 U.S. - 79%            U.S. - 62%          U.S. - 73%
Int'l - 21%           Int'l - 38%         Int'l - 27%

                        STRONG GLOBAL COVERAGE

                          VALUE CREATION --

                         STRATEGIC STRENGTHS

                         CORPORATE STRENGTHS

     AlliedSignal                       Honeywell
     ------------                       ---------

     Strong Operating Disciplines       Strategic Leadership

     Advanced 6-Sigma Culture           HON Quality Value Business Model

     Broad Business Portfolio           Broad Technology Base

     Capital Availability               Global Growth Opportunity

     Product Manufacturing &            Systems & Solution Base
     Engineering Solutions

                                 SERVICES
          COMPLEMENTARY STRENGTHS -- SUPERIOR VALUE CREATION

                         ACCELERATING GROWTH

*    Financial strength to capitalize on growth

*    Accelerated development of E-commerce business models

*    Enhanced cost competitiveness across the portfolio through 6-sigma

*    Increased R&D leverage -- Both directions

*    Broader aerospace portfolio

*    Larger, more diverse service capabilities

*    Increased Honeywell brand leverage

         SIGNIFICANT GROWTH SYNERGIES BY LEVERAGING BEST PRACTICES

                        AEROSPACE REVENUE SYNERGIES

"TOTAL COCKPIT" SOLUTION
Improved Equipment Compatibility:
*    Complementary Capabilities In Flight Control, Navigation And Safety
*    Lower Development and Production Costs
* Safety Improvements Affordable to Regional, Business and General Aviation Customers

Safe Operations For All Aircraft

FREE FLIGHT
Complementary Technologies and Products:
*    Complete GPS Air Navigation And Safety Capability
*    Airport Systems:  Linking ALD Airborne Capability with HON
     Ground-Based Systems

Closer to a Reality

                        SAFER SKIES AT A LOWER COST

                          AVIONICS PRODUCT MATRIX

                              Air Transport   Bizjet/Regional  Military/Space
Buyer Furnished Equip.
Radar                              A                A                A
COM/NAV                            A                H                H
GPS/MMR                            A                H                A
Recorders/Data Mgmt                A                A                A
CMU/ACARS                          A                A                A
TCAS                               A                A                A

Seller Furnished Equip.
GPWS/EGPWS                         A                A                A
Flight Mgmt System                 H                H                H
Flight Controls                    H                H                H
IRS/AHRS                           H                H                H
Air Data                           H                H                H
Displays                           H                H                H
Fight Info Services                H                A

A = ALD Strength     H = HON Strength

                   MANY AREAS OF COMPLEMENTARY STRENGTHS

                      STRATEGIC GROWTH - ALLIEDSIGNAL

       o New Products      + New Geography     * New Applications

                                      Potential Cumulative Revenue '99-'05

SBU                Product              $200M-$500M    $500M-$1B    $1B+
--------------------------------------------------------------------------
Engines        -AS900                                                 o
Turbo          -Turbogenerator                                       * o
EAS            -Safety Avionics              *                        o
AES            -Normalair Garrett            +
               -Lighting                    * o
MS&S           -Hardware Products                         o *
Polymers       -Films                       * o
               -Plastics                     +
Spec Chem      -Pharmaceuticals             * o
               -Consumer Waxes               o
Elec Matls     -Chip Packaging                             o
               -Low Dielectric Mat'ls                      o

           BROADENING OUR BUSINESSES INTO HIGHER GROWTH MARKETS

                        STRATEGIC GROWTH - HONEYWELL

       o New Products      + New Geography     * New Applications

                                      Potential Cumulative Revenue '99-'05

SBU                Product              $200M-$500M    $500M-$1B    $1B+
--------------------------------------------------------------------------
H&BC           -Advanced Solutions          o *
               -Security Solutions                                   o *
               -Cooling & Refrigeration                   o *

IC             -Hybrid Automation                         o *
                (PlantScape)
               -Adv. Software (Hi-Spec)                              o *

S&AC           -Aviation Services                         o *
               -Airport Systems                           o
               -CNS/ATM                                              o *
               -Commercial Space                            *
               -Tactical Guidance                           *

           BROADENING OUR BUSINESSES INTO HIGHER GROWTH MARKETS

                                INTEGRATION
                     --------------------------------
                             LARRY A. BOSSIDY
                                 CHAIRMAN

  [Chart showing combined company leadership and reporting relationships]

                                 Chairman
                                  Bossidy

                                    CEO
                                Bonsignore

                    COO/Exec VP*           COO/Exec VP*
                      Johnson                Ferrari

             Finance*       HR*        Info & Bus Svcs*    Integration*
             Wallman     Redlinger         Porter          Hjerpe/Stark

                    Law*           Quality*            Technology*
                  Kreindler         Stark               Burhardt

             Aerospace                                 All Other
           Business Units o                          Business Units +

                         A STRONG LEADERSHIP TEAM

* Report to Bonsignore
o Report to Johnson
+ Report to Ferrari

                             INTEGRATION PLAN

KEY SUCCESS FACTORS                     *    Focus on key activities that
                                             drive the most value

*    Clear Purpose                      *    Initiate small, short-term,
*    Comprehensive Plan                      fast-paced transition teams
*    Controlled Process
*    Compelling Pace                    [Graph showing that the shorter
*    Committed People                    the time required to implement
                                         integration plan the higher its
                                         economic impact will be]

                 MAINTAIN MOMENTUM WITH A CLEAR DIRECTION

                     GUIDELINES FOR INTEGRATION TEAMS

*    Use Concept that 1+1=1
*    All Functional Costs - Not just personnel costs.
*    Best People - Regardless of company affiliation.
*    Integration Team - Functional experts
*    Three Months to Plan
*    Three Months to Implement

             QUALITY & SPEED SHOULD BE THE GUIDING PRINCIPLES

                              COST SYNERGIES

                                             Year 2002
                                             ---------
Six Sigma Acceleration                         $150M
Corporate/Shared Services                      $110M
Purchasing                                     $100M
Aerospace SG&A and Field Services               $90M
Research and Development                        $30M
International Infrastructure                    $20M
                                             ---------
     TOTAL COST SYNERGIES*                     $500M
     EPS Impact                                $0.32

* $250 Million in Savings in 2000

                 $500 MILLION IS REALISTIC AND ACHIEVABLE

                      ALLIEDSIGNAL SIX SIGMA SUCCESS

Number of Resources
     [Bar graph showing number of resources]

 1996         1997          1998
------       ------        ------
 2,000        4,000         7,700 (Greenbelts)
 1,650        2,000         2,550 (Blackbelts)

Six Sigma Savings ($M)
     [Bar graph showing savings]

1997          1998          1999           2001
----          ----          ----           ----
$400          $500          $575           $750

Over $2B Realized Since 1992

Cumulative Projects
   [Arrow chart showing increase in number of cumulative projects from zero in 96 to 6500+ in 98]

Annual Productivity Increase
     [Graph showing annual productivity increase]

1996          1997          1998
----          ----          ----
6.0%          5.9%          6.0%

                            ADVANCED CAPABILITY

                          SIX SIGMA ACCELERATION

                                                            Operating
                                        Productivity         Margins
                                        ------------        ---------
AlliedSignal Average Annual Increase         6%              1.3 Pts
   Honeywell Average Annual Increase         5%              0.8 Pts

                  Six Sigma will contribute $150M by 2002

Six Sigma Implementation Approach
     * Leverage AlliedSignal's Master Blackbelts and Blackbelts
     * Identify Blackbelts within Honeywell
     * Apply AlliedSignal's training program to Honeywell's workforce
     * Address quick, high return projects

                APPLY PROVEN APPROACH TO SHOW QUICK RETURNS

                       CORPORATE AND SHARED SERVICES

CORPORATE OVERHEAD                           ALD'S SHARED SERVICES
[Bar graph showing corporate                   * Payroll and Benefits
 overhead for Honeywell and                    * Accounts Payable
 AlliedSignal before the merger                * Fixed Asset Accounting
 and for the combined company                  * HR Services
 after the merger]                             * Travel Services
                                               * Information Systems
$90     $200          $200                     * Learning Centers
HON     ALD         Combined
   Before             After

Projected Savings  $90M                      BENEFITS OF SHARED SERVICES
                                                 AlliedSignal has saved
                                                  over $150 million since 1994.

                                                Leverage ALD Business Services
                                                 to absorb HON's decentralized
                                                    admin. functions.

                                              Projected Savings  $20M

                   FUNCTIONAL TEAMS ALREADY ESTABLISHED

                                PURCHASING

Source of AlliedSignal's 1999 Savings
-------------------------------------
[Pie graph showing source of AlliedSignal's 1999 savings]

Sourcing            34%
Supplier Programs   23%
Market               3%
Negotiations        40%

Source of Expected Synergies
----------------------------
* Leverage Honeywell's purchasing through institution of formal Purchasing Programs

*    Added Buying Power due to increased size of the organization

[Graph showing in $billions AlliedSignal's and Honeywell's purchasing, project savings and combined purchasing]

ALD            $7.5
HON            $2.8
Savings        $0.1
Combined       $10.2

$100M in Annual Savings

                 TEAM ESTABLISHED - CONSERVATIVE ESTIMATE

                           OTHER COST SYNERGIES

Aerospace SG&A and Field Services
     [Bar graph showing Aerospace SG&A and Field Services for Honeywell and
      AlliedSignal before the merger and for the combined company after the merger]

$240        $590       $740
HON         ALD        Combined
   Before              After

                          Projected Savings $90M


AVIONICS R&D
     [Bar graph showing Avionics R&D for Honeywell and AlliedSignal before the merger and for the combined company after the merger]

$212        $127       $309
HON         ALD        Combined
   Before              After

                          Projected Savings $30M


                               International

                Leverage Honeywell's International presence significantly reducing AlliedSignal's infrastructure.

                          Projected Savings $20M

                           ELIMINATE DUPLICATION

                   INTEGRATION SPEED DRIVES PERFORMANCE

                  PERCENTAGE OF COMPANIES ACHIEVING GOAL

[Graph showing percentage of companies achieving goals in quick transition and slow transition in the categories of gross margin, cash flow, productivity, profitability, and speed to market]

Gross Margin             71%  Quick Transitions
                         33%  Slow Transitions

Cash Flow                68%  Quick Transitions
                         48%  Slow Transitions

Productivity             68%  Quick Transitions
                         54%  Slow Transitions

Profitability            66%  Quick Transitions
                         41%  Slow Transitions

Speed to Market          48%  Quick Transitions
                         33%  Slow Transitions

Source:  PriceWaterhouseCoopers Integration Survey

                          SPEED MAXIMIZES RESULTS

                         FAST VS. SLOW TRANSITIONS

                "We should have managed the transition..."

[Graph showing percentage of companies that state we should have managed its transition either faster or slower]

Faster    89%
Slower    11%

Source:  PriceWaterhouseCoopers Integration Survey

                          SPEED MAXIMIZES RESULTS

                  THE VALUE OF AN ACCELERATED TRANSITION

[Graph showing increased shareholder value for an accelerated transition, as oppossed to a prolonged transition]

Source:  PriceWaterhouseCoopers Integration Survey

                          SPEED MAXIMIZES RESULTS

                  TIMELINE FOR AN ACCELERATED TRANSITION

     [Graph showing timeline for an accelerated transition, identifying the 3 1/2 months from the announcement of the transaction required for planning an accelerated transition and identifying the approximate 3 1/2 months, beginning
          approximately one half a month before closing, required
              for implementation of an accelerated transition]

                 WELL ORCHESTRATED FOR MAXIMUM EFFICIENCY

                           COST SYNERGY SUMMARY

                   [Bar graph showing the cost synergies
                   expected to be derived from six sigma,
            international business, aerospace, R&D, purchasing, and corporate during the years 2000, 2001 and 2002]



                    2000      2001      2002
                    ----      ----      ----

Six Sigma           $25       $ 50      $150

International       $10       $ 20      $ 20

Aerospace           $50       $ 90      $ 90

R&D                 $20       $ 30      $ 30

Purchasing          $70       $100      $100

Corporate           $75       $110      $110


($ in millions)

                         2000      2001      2002
                         ----      ----      ----

Cumulative Savings      $250      $400      $500

Accretion                $0.17     $0.26     $0.32


                            ACCELERATED SAVINGS

                                  SUMMARY
                            -------------------

                           MICHAEL R. BONSIGNORE
                          CHIEF EXECUTIVE OFFICER

                      CONSOLIDATED FINANCIAL OUTLOOK

                             2000-2003 Outlook
                     ---------------------------------
  Sales                    8 - 10%             Solid Growth Platform

  EPS Growth                 15%+              Substantial Cost Synergies

  Free Cash Flow      Over $2B by 2002         Focus on Cash Conversion


                            Shareholder Benefit
                     ---------------------------------
  * Size                        Confidence in
  * Portfolio Balance      +    Consistency of      =    Higher
  * Mgmt Best Practices         Earnings Growth          Valuation

             PLATFORM FOR ACCELERATED GROWTH & CASH GENERATION

                       SUMMARY -- THE NEW HONEYWELL

*    Strong growth platform
*    Financial strength to pursue major business opportunities
*    Strong leadership for the future
*    World-class operating disciplines and strategy development
* Leading aerospace supplier with strong aftermarket presence and expanded growth opportunities
*    Substantial cost synergies - accelerate earnings growth

                        A WORLD-CLASS VALUE CREATOR